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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)         April 28, 2000
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                                 ADE Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

                  0-26714                          04-2441829
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          (Commission File Number)         (I.R.S. Employer I.D. No.)

                  80 Wilson Way, Westwood, Massachusetts 02090
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          (Address of Principal Executive Offices, Including Zip Code)

                                 (617) 467-3500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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

Item 5.           Other Events

         Effective April 28, 2000, Daniel F. Harrington resigned as the Chief Financial Officer of ADE Corporation ("ADE"). On May 1, 2000, ADE issued a press release, attached as Exhibit 1, announcing Mr. Harrington's resignation. The information contained in the press release is incorporated herein by reference.





































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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ADE CORPORATION


Date:  May 1, 2000                 By: /s/ Robert C. Abbe
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                                        Robert C. Abbe
                                        President and Chief Executive Officer































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

                           CURRENT REPORT ON FORM 8-K

                                 ADE CORPORATION

                                  EXHIBIT INDEX


  Exhibit
  Number                      Description of Exhibit
  ------                      ----------------------

       1                  Press Release dated May 1, 2000
































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